Exhibit 99.1

PLBY Group Announces Successful Rights Offering and Total Capital Raise of $65 Million

LOS ANGELES, Feb. 2, 2023 (GLOBE NEWSWIRE) – PLBY Group, Inc. (NASDAQ: PLBY) (the “Company”) announced today the results of its previously announced $50 million rights offering which, together with the Company’s previously announced registered direct offering, will provide the Company with gross proceeds of $65 million.

Pursuant to the terms of the rights offering, the Company is issuing, in the aggregate, 19,561,050 shares of the Company’s common stock, par value $0.0001 (“Common Stock”), at a subscription price of $2.5561 per share (the “Subscription Price”).

The rights offering will provide the Company with gross proceeds of $50 million, before offering fees and expenses. The Company expects to use a minimum of 80% of the gross proceeds from the rights offering for repayment of senior debt under its credit agreement, and to use the remainder, if any, for other general corporate purposes. With such repayment of the debt, along with the $25 million repaid in December 2022, the Company will have repaid at least $65 million of the senior debt.

Pursuant to the rights offering, holders subscribed assuming the subscription price was $3.50 per share (the “Initial Price”). Since the Subscription Price was less than the Initial Price, excess subscription amounts paid by holders were applied to the purchase of additional shares of Common Stock. The excess amount for any remaining fractional shares of Common Stock will be returned to applicable stockholders as soon as practicable, in the form in which made. Such stockholders will not receive interest or a deduction on any payments refunded.

Both the Company’s largest beneficial owner of Common Stock, Rizvi Traverse Management (“RTM”), and the Company’s Chief Executive Officer, Ben Kohn, (each together with their affiliates) fully exercised their basic subscription rights and exercised their over-subscription privileges in the rights offering. Pursuant to the authority of an independent committee (the “Committee”) of the Company’s board of directors, in approving RTM’s over-subscription the Committee required that RTM enter into a standstill agreement with the Company pursuant to which, among other limitations, RTM and its affiliates may not acquire more than 29.99% of the Company’s outstanding Common Stock, resulting in the Company limiting RTM’s total over-subscription in the rights offering such that it owns 29.99% of the Company’s outstanding Common Stock as of the closing of the rights offering.

Due to the rights offering being over-subscribed, the Company will not be issuing any shares of Common Stock pursuant to the backstop commitment made by purchasers in the previously announced registered direct offering, in which such purchasers agreed to purchase up to an additional $10 million of shares of Common Stock, only to the extent that the Company’s rights offering was not fully subscribed. Accordingly, the total gross proceeds received by the Company, before applicable fees and expenses, from the registered direct offering were $15 million.

“We appreciate the confidence our existing stockholders have shown in the Company through substantially over-subscribing in the rights offering, resulting in total subscription indications of approximately $99.5 million. As a result, together with the separate registered direct offering, we were able to raise $65 million of new capital, which will allow us to access flexibility under our credit agreement to improve our capital structure,” said Ben Kohn, the Company’s Chief Executive Officer. “Playboy is one of the most recognizable and iconic brands in the world, and we remain focused on our long-term strategic initiatives.”

Mr. Kohn continued, “We plan to continue to streamline costs while investing in our Playboy and Honey Birdette direct-to-consumer businesses and building on the increased traction we’ve seen in our creator-led digital platform, since we relaunched it and rebranded it Playboy in September 2022. We will further leverage our creators around our marquee brand as we advance into the Year of the Rabbit and our 70th year, to make the platform truly a ‘Playboy’ experience for creators and users.”

“We are happy to reinvest in the Company and to expand our commitment to the business. I’m particularly excited about the strategy that management has outlined for the future of the Company,” said Suhail Rizvi, the Chairman of the Company and Chief Investment Officer of RTM.

The offerings of Common Stock pursuant to the rights offering and the registered direct offering were made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-267273) on file with the Securities and Exchange Commission (the “SEC”) and prospectus supplements (and the accompanying base prospectus) filed by the Company with the SEC.

Jefferies LLC acted as the dealer manager in connection with the rights offering and the exclusive placement agent for the registered direct offering.

About PLBY Group, Inc.

PLBY Group, Inc. is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead more fulfilling lives. PLBY Group’s flagship consumer brand, Playboy, is one of the most recognizable brands in the world, driving billions of dollars annually in global consumer spending with products and content available in approximately 180 countries. PLBY Group’s mission — to create a culture where all people can pursue pleasure — builds upon almost seven decades of creating groundbreaking media and hospitality experiences and fighting for cultural progress rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include all statements other than historical fact, including, without limitation, statements regarding the use of proceeds and the timing of any excess payment returns from the rights offering; and statements regarding the Company’s future performance and growth plans.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include (without limitation): (1) the impact of the COVID-19 pandemic on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s business combination, acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain disruptions, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company, including changes in our estimates of the fair value of certain of our intangible assets; (9) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones; and (10) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact

Investors: investors@plbygroup.com

Media: press@plbygroup.com